UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-32

Fundamental Investors, Inc.
(Exact Name of Registrant as specified in charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of principal executive offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[Logo - American Funds®]

The right choice for the long term®

Fundamental Investors

The value of multiple perspectives

[photo of six viewfinders overlooking the Hudson River - the Statue of Liberty in the distance]
Annual report for the year ended December 31, 2005

Fundamental InvestorsSM seeks long-term growth of capital and income primarily through investments in common stocks.

This fund is one of the 29 American Funds. The organization ranks among the nation’s three largest mutual fund families. For nearly 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Please see page 6 for Class A share average annual total returns with relevant sales charges deducted. Results for other share classes can be found on page 5. Please see the inside back cover for important information about other share classes.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 27 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2006, calculated in accordance with the Securities and Exchange Commission formula, was 1.25%, which reflects a fee waiver (1.22% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 1.48%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

Fellow shareholders:

[close-up photo of three viewfinders overlooking the Hudson River]

For the fiscal year ended December 31, 2005, Fundamental Investors delivered superior results to shareholders.

The fund’s 11.7% rise more than doubled the 4.9% increase recorded by the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of U.S. stocks, while considerably outpacing the 6.3% mark turned in by the Lipper Large-Cap Value Funds Index, which measures funds that invest in companies that are undervalued within their industries.

The fund’s 12-month return is representative of the advantage it has enjoyed over its two most relevant benchmarks for each of the longer, more meaningful time periods shown in the table below.

While the majority of the fund’s return came from capital appreciation, our continuing commitment to providing shareholders with quarterly income also contributed. For the 12 months, Fundamental Investors made distributions totaling 59 cents a share — an income return of 1.84% for those who reinvested their dividends.

Markets idle, then climb

In the United States, doubts about the durability of economic growth, concerns about rising interest rates and inflationary worries borne of escalating energy prices kept markets relatively flat for the first half of 2005. But even as the country absorbed the twin blows of hurricanes Rita and Katrina, solid corporate results and profit growth — along with favorable GDP numbers — led markets higher in the final two quarters.

[Begin Sidebar]
Results at a glance

Returns for periods ended December 31, 2005, with all distributions reinvested.

Average annual total returns
	1-year total return	5 years	10 years	Lifetime[1]

Fundamental Investors	+11.7%	+4.6%	+11.2%	+14.1%
Lipper Large-Cap Value Funds Index	+6.3	+2.3	+8.8	+12.8
Lipper Large-Cap Core Funds Index	+5.7	-0.4	+7.9	—[2]
Standard & Poor’s 500 Composite Index[3]	+4.9	+0.5	+9.1	+13.1

1Since Capital Research and Management Company began managing the fund on August 1, 1978.
2Index began on December 29, 1978.
3Unmanaged.
[End Sidebar]

Outside the United States, returns for most markets eclipsed their U.S. counterpart. U.S.-based investors in non-U.S. markets benefited, though the dollar’s strengthening against most major currencies trimmed gains. With 26% of assets invested abroad, Fundamental Investors was positively affected.

We believe Fundamental Investors’ ability to invest up to 30% of its holdings outside the United States and Canada significantly contributes to its success. It expands our universe of investment choices, allowing us to seek out the best opportunities throughout the world.

Strength from several sectors

While many areas of the fund’s portfolio supported results, it drew particular strength from a handful of sectors.

First among them was energy, a concentration that has helped fuel Fundamental Investors’ above-average results over the past few years. Limited spare capacity across the entire energy complex, along with supply disruptions caused by the Gulf Coast hurricanes, kept energy markets focused on the ongoing challenge of meeting growing global demand. As a result, oil and gas prices surged, and with them the stock values of most firms within the sector. Every energy company the fund held for the full 12 months rose. Among large positions recording the biggest gains were Burlington Resources (+98.2%), LUKOIL (+92.7%) and Suncor Energy (+78.5%), Fundamental Investors’ largest holding. Exxon Mobil (+9.6%) and Chevron (+8.1%) appreciated more modestly.

Another area turning in outstanding results was metals and mining, as commodity prices remained high due to a combination of robust demand from the developing world and supply growth that was lower than expected due to plant failures and shortages in mining equipment and skilled personnel. Most of the fund’s holdings saw strong gains in their stock prices. Noteworthy examples included Brazil’s Rio Tinto (+55.3%), Freeport McMoRan Copper & Gold (+40.7%) and BHP Billiton (+39.3%) of Australia. Alcoa bucked the upward trend, slipping 5.9%.

Technology investments also benefited the fund. Tech stocks did not move as a group, so good stock selection was key, and evident in the varied group of fund holdings recording sizeable increases in share price. Semiconductor manufacturers Intersil (+48.6%) and Texas Instruments (+30.3%), testing equipment maker Agilent (+38.1%) and hardware producer Motorola (+31.3%) all fared well, though IBM (-16.6%) and Microsoft (-2.1%) lost ground.

On the downside, the fund’s media holdings finished in negative territory as tepid growth prospects took their toll on valuations and share prices. News Corp. (-16.7%), Disney (-13.8%) and Time Warner (-10.3%) all suffered.

A shifting profile

The fiscal year saw some significant shifts in the fund’s portfolio.

We increased our Japanese holdings on the belief that the country’s long-awaited economic turnaround had staying power. Relying on fundamental research, we found reasonably valued companies across a variety of industries and believe our selections will benefit from an improving Japanese economy.

We also reduced or eliminated our holdings in a number of large European telecommunications companies. Believing that increased mergers and acquisitions activity would occur within this sector, we sold some of the potential acquirers that we were concerned might overpay for assets. At the same time, we trimmed our positions in a number of possible targets whose share prices had appreciated on takeover speculation.

[Begin Sidebar]
Fundamental Investors’ total return year by year (ending December 31)

	Capital return	Income return	Total return

1996	+18.2%	+1.8%	+20.0%
1997	+25.0	+1.7	+26.7
1998	+15.2	+1.5	+16.7
1999	+23.2	+1.4	+24.6
2000	+3.1	+1.2	+4.3
2001	-10.9	+1.3	-9.6
2002	-19.1	+1.8	-17.3
2003	+30.2	+1.8	+32.0
2004	+11.9	+2.0	+13.9
2005	+9.9	+1.8	+11.7

10-year average annual total return			+11.2%
10-year cumulative total return			+189.3
Lifetime cumulative total return (since 8/1/78)			+3,594.0

Total return measures both capital results (changes in net asset value) and income return (from income dividends).

All returns assume reinvestment of all dividends and capital gain distributions.
[End Sidebar]

Invaluable diversity

The kinds of shifts described above are part of the ongoing process by which we build and manage the fund’s portfolio. Paying careful attention to risk, we seek to create a diversified mix of assets that we hope will deliver consistent long-term results to shareholders.

Central to that effort is the method of portfolio management we employ. Known as the multiple portfolio counselor system, it is designed to leverage the diverse investment philosophies and perspectives of those who manage the fund. To learn more about their backgrounds and styles, and to get a better understanding of how they evaluate potential investments, please turn to the feature “The value of multiple perspectives,” that begins on page 8.

Looking ahead

We are cautiously optimistic about the coming year. The global economy appears fundamentally sound, but we believe its continued health is largely dependent on continuing expansion, particularly in the developing world. We are also paying close attention to interest rates, believing that too many additional increases could hamper markets. The possibility of rising oil prices likewise remains a concern.

The origin of Fundamental Investors’ recent and long-term success lies in our research-driven, company-by-company approach to investing. In the coming year, we will not waver from that approach as we seek out the best opportunities for the fund.

We thank you for your commitment to long-term investing.

Sincerely,

/s/ James F. Rothenberg
James F. Rothenberg
Vice Chairman

/s/ Dina N. Perry
Dina N. Perry
President

February 8, 2006

For current information about the fund, visit americanfunds.com.

Other share class results
unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2005:

	1 year	5 years	Life of class

Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	+5.84%	+3.51%	+3.83%
Not reflecting CDSC	+10.84%	+3.85%	+3.97%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+9.76%	—	+5.52%
Not reflecting CDSC	+10.76%	—	+5.52%

Class F shares[1]— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+11.64%	—	+6.36%

Class 529-A shares[2]— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+5.18%	—	+7.85%
Not reflecting maximum sales charge	+11.60%	—	+9.51%

Class 529-B shares[2]— first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	+5.66%	—	+8.45%
Not reflecting CDSC	+10.66%	—	+9.06%

Class 529-C shares[2]— first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+9.68%	—	+8.59%
Not reflecting CDSC	+10.68%	—	+8.59%

Class 529-E shares[1,2]— first sold 3/7/02	+11.24%	—	+7.70%

Class 529-F shares[1,2]— first sold 9/23/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+11.68%	—	+19.02%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 27 for details.

1 These shares are sold without any initial or contingent deferred sales charge.
2 Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The value of a long-term perspective

How a $10,000 investment has grown

The chart and accompanying table illustrate how a $10,000 investment in the fund grew between August 1, 1978 — when Capital Research and Management Company became Fundamental Investors’ investment adviser — and December 31, 2005. The chart also shows how Standard & Poor’s 500 Composite Index and the Lipper Large-Cap Value Funds Index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus the net amount invested was $9,425.2

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 8.5% prior to July 1, 1988.
3 Includes reinvested dividends of $57,735 and reinvested capital gain distributions of $130,729.
4 Includes reinvested capital gain distributions of $73,002 but does not reflect income dividends of $32,597 taken in cash.
5 For the period August 1, 1978 (when Capital Research and Management Company became investment adviser), through December 31, 1978.
6 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The results shown are before taxes on fund distributions and sale of fund shares.

The S&P 500 is unmanaged, does not reflect sales charges, commissions or expenses and cannot be invested in directly.

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2005)*

Class A shares
1 year	+5.26%
5 years	+3.42%
10 years	+10.55%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 27 for details.

[begin mountain chart]
			Fundamental Investorswith dividends reinvested[1,3]	Fundamental Investors not including dividends[1,4]			S&P 500 with dividends reinvested			Lipper Large-Cap Value Funds Index with dividends reinvested			Consumer Price Index (inflation)[6]
Initial Investment		7/31/1978	$9,425	$9,425			$10,000			$ 10,000			$10,000
1978[5]	High	11-Sep	10,000	9,919	High	12-Sep	10,670	High	31-Aug	10,377	Low	31-Jul	10,000
	Low	14-Nov	8,667	8,596	Low	14-Nov	9,306	Low	31-Oct	9,281	High	29-Dec	10,304
	Close	29-Dec	9,155	8,947	Close	29-Dec	9,762	Close	29-Dec	9,669	Close	29-Dec	10,304
1979	Low	27-Feb	9,086	8,880	Low	27-Feb	9,807	Low	28-Feb	9,757	Low	31-Jan	10,396
	High	5-Oct	10,823	10,310	High	5-Oct	11,769	High	30-Sep	11,676	High	31-Dec	11,674
	Close	31-Dec	10,556	9,892	Close	31-Dec	11,579	Close	31-Dec	11,667	Close	31-Dec	11,674
1980	Low	21-Apr	9,625	8,907	Low	27-Mar	10,627	Low	31-Mar	10,929	Low	31-Jan	11,842
	High	20-Nov	13,131	11,876	High	28-Nov	15,813	High	30-Nov	14,925	High	31-Dec	13,135
	Close	31-Dec	12,807	11,390	Close	31-Dec	15,336	Close	31-Dec	14,658	Close	31-Dec	13,135
1981	High	27-Apr	13,986	12,308	High	6-Jan	15,603	High	31-May	15,457	Low	31-Jan	13,242
	Low	25-Sep	11,906	10,243	Low	25-Sep	13,172	Low	30-Sep	13,965	High	31-Dec	14,307
	Close	31-Dec	12,654	10,688	Close	31-Dec	14,581	Close	31-Dec	14,879	Close	31-Dec	14,307
1982	Low	22-Jan	10,593	8,947	Low	12-Aug	12,625	Low	31-Jul	14,113	Low	31-Jan	14,353
	High	7-Dec	17,346	13,833	High	9-Nov	17,877	High	31-Dec	18,622	High	31-Oct	14,947
	Close	31-Dec	16,957	13,522	Close	31-Dec	17,723	Close	31-Dec	18,622	Close	31-Dec	14,855
1983	Low	3-Jan	16,636	13,266	Low	3-Jan	17,433	Low	31-Jan	19,113	Low	31-Jan	14,886
	High	10-Oct	21,599	16,721	High	10-Oct	22,491	High	30-Nov	23,082	High	30-Dec	15,419
	Close	30-Dec	21,389	16,424	Close	30-Dec	21,721	Close	30-Dec	22,968	Close	30-Dec	15,419
1984	High	9-Jan	22,004	16,896	Low	24-Jul	19,933	Low	31-May	21,001	Low	31-Jan	15,510
	Low	24-Jul	18,549	13,980	High	6-Nov	23,337	High	31-Dec	24,352	High	31-Oct	16,027
	Close	31-Dec	22,621	16,759	Close	31-Dec	23,083	Close	31-Dec	24,352	Close	31-Dec	16,027
1985	Low	1-May	22,882	16,819	Low	4-Jan	22,592	Low	31-Jan	25,997	Low	31-Jan	16,058
	High	16-Dec	29,736	21,355	High	16-Dec	30,417	High	31-Dec	31,784	High	31-Dec	16,636
	Close	31-Dec	29,448	21,148	Close	31-Dec	30,407	Close	31-Dec	31,784	Close	31-Dec	16,636
1986	Low	14-Feb	31,766	22,665	Low	22-Jan	29,286	Low	31-Jan	32,353	Low	30-Apr	16,530
	High	4-Sep	36,571	25,757	High	2-Dec	37,737	High	31-Aug	38,779	High	31-Dec	16,819
	Close	31-Dec	35,941	25,151	Close	31-Dec	36,082	Close	31-Dec	37,754	Close	31-Dec	16,819
1987	High	25-Aug	50,132	34,478	High	25-Aug	51,060	High	31-Aug	49,169	Low	31-Jan	16,925
	Low	4-Dec	33,691	23,002	Low	4-Dec	34,314	Low	30-Nov	36,275	High	30-Nov	17,565
	Close	31-Dec	37,295	25,463	Close	31-Dec	37,977	Close	31-Dec	38,736	Close	31-Dec	17,565
1988	Low	20-Jan	36,464	24,895	Low	20-Jan	37,293	Low	31-Jan	40,556	Low	31-Jan	17,610
	High	5-Jul	43,076	28,988	High	21-Oct	44,800	High	31-Oct	44,818	High	30-Dec	18,341
	Close	30-Dec	43,246	28,561	Close	30-Dec	44,267	Close	30-Dec	44,776	Close	30-Dec	18,341
1989	Low	3-Jan	43,068	28,443	Low	3-Jan	43,883	Low	28-Feb	46,751	Low	31-Jan	18,432
	High	9-Oct	58,786	38,138	High	9-Oct	58,837	High	29-Dec	56,851	High	29-Dec	19,193
	Close	29-Dec	55,597	35,438	Close	29-Dec	58,269	Close	29-Dec	56,851	Close	29-Dec	19,193
1990	High	4-Jun	60,265	37,947	High	16-Jul	61,897	High	31-May	58,357	Low	31-Jan	19,391
	Low	11-Oct	46,988	29,390	Low	11-Oct	50,026	Low	31-Oct	49,728	High	30-Nov	20,365
	Close	31-Dec	52,130	32,180	Close	31-Dec	56,457	Close	31-Dec	54,547	Close	31-Dec	20,365
1991	Low	9-Jan	50,201	30,989	Low	9-Jan	53,255	Low	31-Jan	57,401	Low	31-Jan	20,487
	High	31-Dec	67,947	40,940	High	31-Dec	73,620	High	31-Dec	71,251	High	31-Dec	20,989
	Close	31-Dec	67,947	40,940	Close	31-Dec	73,620	Close	31-Dec	71,251	Close	31-Dec	20,989
1992	Low	8-Apr	66,472	39,828	Low	8-Apr	70,130	Low	31-Mar	70,391	Low	31-Jan	21,020
	High	12-Nov	72,487	42,938	High	18-Dec	80,063	High	31-Dec	77,417	High	30-Nov	21,613
	Close	31-Dec	74,871	44,059	Close	31-Dec	79,222	Close	31-Dec	77,417	Close	31-Dec	21,598
1993	Low	8-Jan	74,615	43,908	Low	8-Jan	78,011	Low	31-Jan	78,305	Low	31-Jan	21,705
	High	2-Nov	88,379	51,169	High	28-Dec	87,854	High	31-Dec	87,686	High	30-Nov	22,192
	Close	31-Dec	88,466	50,884	Close	31-Dec	87,189	Close	31-Dec	87,686	Close	31-Dec	22,192
1994	High	2-Feb	91,634	52,706	High	2-Feb	90,223	Low	20-Apr	83,827	Low	31-Jan	22,253
	Low	8-Dec	86,773	48,708	Low	4-Apr	82,600	High	31-Aug	90,912	High	30-Nov	22,785
	Close	30-Dec	89,641	50,319	Close	30-Dec	88,336	Close	30-Dec	87,848	Close	30-Dec	22,785
1995	Low	3-Jan	89,539	50,261	Low	3-Jan	88,305	Low	5-Jan	87,982	Low	31-Jan	22,877
	High	29-Nov	119,498	66,056	High	13-Dec	122,408	High	6-Dec	117,523	High	31-Oct	23,394
	Close	29-Dec	120,306	66,210	Close	29-Dec	121,491	Close	29-Dec	117,051	Close	29-Dec	23,364
1996	Low	10-Jan	117,715	64,784	Low	10-Jan	118,049	Low	10-Jan	114,077	Low	31-Jan	23,501
	High	26-Nov	145,602	79,119	High	25-Nov	152,084	High	29-Nov	144,146	High	30-Nov	24,140
	Close	31-Dec	144,352	78,143	Close	31-Dec	149,367	Close	31-Dec	141,708	Close	31-Dec	24,140
1997	Low	11-Apr	144,443	77,891	Low	2-Jan	148,615	Low	2-Jan	140,864	Low	31-Jan	24,216
	High	7-Oct	189,427	101,423	High	5-Dec	201,641	High	5-Dec	185,194	High	31-Oct	24,597
	Close	31-Dec	182,855	97,513	Close	31-Dec	199,183	Close	31-Dec	182,058	Close	31-Dec	24,551
1998	High	17-Jul	212,584	112,606	Low	9-Jan	190,410	Low	8-Oct	173,949	Low	31-Jan	24,597
	Low	8-Oct	173,534	91,600	High	29-Dec	258,425	High	29-Dec	216,227	High	31-Oct	24,962
	Close	31-Dec	213,421	112,292	Close	31-Dec	256,100	Close	31-Dec	215,266	Close	31-Dec	24,947
1999	Low	14-Jan	211,060	111,050	Low	14-Jan	252,550	Low	10-Feb	211,538	Low	31-Jan	25,008
	High	10-Dec	258,554	134,742	High	31-Dec	309,980	High	16-Jul	245,265	High	30-Nov	25,616
	Close	31-Dec	265,882	138,151	Close	31-Dec	309,980	Close	31-Dec	238,470	Close	31-Dec	25,616
2000	High	1-Sep	293,957	151,363	High	24-Mar	322,882	Low	25-Feb	213,261	Low	31-Jan	25,693
	Low	21-Dec	266,380	136,743	Low	20-Dec	269,684	High	1-Sep	246,820	High	30-Nov	26,499
	Close	29-Dec	277,235	142,315	Close	29-Dec	281,766	Close	29-Dec	243,131	Close	29-Dec	26,484
2001	High	1-Feb	287,822	147,750	High	30-Jan	293,173	High	21-May	247,162	Low	31-Jan	26,651
	Low	21-Sep	211,970	107,718	Low	21-Sep	207,919	Low	21-Sep	190,741	High	30-Sep	27,139
	Close	31-Dec	250,761	126,959	Close	31-Dec	248,303	Close	31-Dec	222,282	Close	31-Dec	26,895
2002	High	19-Mar	260,698	131,491	High	4-Jan	253,587	High	19-Mar	230,125	Low	31-Jan	26,956
	Low	9-Oct	182,355	91,253	Low	9-Oct	169,983	Low	9-Oct	154,261	High	31-Oct	27,595
	Close	31-Dec	207,271	102,816	Close	31-Dec	193,447	Close	31-Dec	178,544	Close	31-Dec	27,534
2003	Low	12-Mar	186,058	91,854	Low	11-Mar	176,642	Low	11-Mar	161,368	Low	31-Jan	27,656
	High	31-Dec	273,523	133,434	High	31-Dec	248,903	High	31-Dec	228,532	High	30-Sep	28,189
	Close	31-Dec	273,523	133,434	Close	31-Dec	248,903	Close	31-Dec	228,532	Close	31-Dec	28,052
2004	Low	17-May	264,555	128,624	Low	12-Aug	240,252	Low	12-Aug	223,845	Low	31-Jan	28,189
	High	30-Dec	311,756	149,252	High	30-Dec	275,924	High	30-Dec	256,244	High	30-Nov	29,072
	Close	31-Dec	311,563	149,159	Close	31-Dec	275,970	Close	31-Dec	255,944	Close	31-Dec	28,965
2005	Low	28-Apr	297,315	141,898	Low	20-Apr	260,187	Low	20-Apr	244,871	Low	31-Jan	29,026
	High	14-Dec	352,458	167,197	High	14-Dec	294,796	High	14-Dec	275,904	High	tk	tk
	Close	30-Dec	347,960	163,728	Close	30-Dec	289,511	Close	30-Dec	271,969	Close	30-Dec	29,954
[end mountain chart]

Year ended
December 31	1978[5]	1979	1980	1981	1982	1983	1984	1985

Capital value
Dividends in cash	$216	405	553	580	634	594	556	582

Value at year-end[1]	$8.9	9.9	11.4	10.7	13.5	16.4	16.8	21.1
(in thousands)

Total value
Dividends reinvested	$217	421	603	665	768	755	734	795

Value at year-end[1]	$9.2	10.6	12.8	12.7	17.0	21.4	22.6	29.4
(in thousands)

Total return	(8.4)%	15.3	21.3	(1.2)	34.0	26.1	5.8	30.2

Year ended
December 31	1986	1987	1988	1989	1990	1991	1992	1993

Capital value
Dividends in cash	636	717	895	1,225	1,058	904	988	1,084

Value at year-end[1]	25.2	25.5	28.6	35.4	32.2	40.9	44.1	50.9
(in thousands)

Total value
Dividends reinvested	894	1,034	1,328	1,877	1,679	1,478	1,655	1,858

Value at year-end[1]	35.9	37.3	43.2	55.6	52.1	67.9	74.9	88.5
(in thousands)

Total return	22.0	3.8	16.0	28.6	(6.2)	30.3	10.2	18.2

Year ended
December 31	1994	1995	1996	1997	1998	1999	2000	2001

Capital value
Dividends in cash	1,238	1,160	1,196	1,351	1,428	1,578	1,716	1,844

Value at year-end[1]	50.3	66.2	78.1	97.5	112.3	138.2	142.3	127.0
(in thousands)

Total value
Dividends reinvested	2,171	2,082	2,187	2,511	2,691	3,013	3,319	3,611

Value at year-end[1]	89.6	120.3	144.4	182.9	213.4	265.9	277.2	250.8
(in thousands)

Total return	1.3	34.2	20.0	26.7	16.7	24.6	4.3	(9.6)

Year ended
December 31	2002	2003	2004	2005

Capital value
Dividends in cash	2,289	1,850	2,590	2,729

Value at year-end[1]	102.8	133.4	149.2	163.7[4]
(in thousands)

Total value
Dividends reinvested	4,553	3,755	5,345	5,735

Value at year-end[1]	207.3	273.5	311.6	348.0[3]
(in thousands)

Total return	(17.3)	32.0	13.9	11.7

Average annual total return for 27-1/2 years 13.8%1

[Begin Photo Caption]
[photo of Dina Perry]
Portfolio counselor: Dina Perry
Years of investment experience: 28*
Years with American Funds: 14*

*As of March 2006.
[End Photo Caption]

The value of multiple perspectives

The men and women who manage Fundamental Investors work within the multiple portfolio counselor system. This investment method divides the fund’s assets into portions, each of which is independently managed — according to the fund’s objective — by one of the fund’s portfolio counselors. Another portion, known as the research portfolio or “RP,” is managed by the fund’s analysts.

Thanks to this system, Fundamental Investors’ portfolio, rather than representing a solitary point of view or the compromises of a committee, reflects the diverse, sometimes contrasting styles and viewpoints of many people. Over the years, this diversity — of opinion and of holdings — has been critical to the fund’s success, providing shareholders with consistent long-term returns and helping to contain investment risk.

In the following pages, we learn more about the perspectives the investment professionals bring to the fund, and how they translate into a diverse group of holdings for Fundamental Investors.

[Begin Sidebar]
[photo of colored pencils in a clear pencil holder]
“Each of Fundamental Investors’ portfolio counselors brings something different to the table. Our varied backgrounds have shaped our individual investment approaches, which, in turn, influence the choices each of us makes for the fund.”

Dina Perry
[End Sidebar]

[Begin Photo Caption]
[photo of Jim Drasdo]
Portfolio counselor: Jim Drasdo
Years of investment experience: 34*
Years with American Funds: 29*

*As of March 2006.
[End Photo Caption]

Fundamental Investors benefits from the seasoned expertise and varied perspectives of five portfolio counselors: Jim Drasdo, Brady Enright, Mike Kerr, Ron Morrow and fund president, Dina Perry. For this discussion, Brady, Mike and Ron join Dina to talk about their respective backgrounds and approaches to investing. The group also sheds light on how the fund’s investment adviser provides them with the research, resources and access they need to find investments matched to their points of view. Also taking part is Terry McGuire, a research analyst and coordinator of Fundamental Investors’ research portfolio.

Diversity of experience and approach

Dina: When you look at Fundamental Investors’ portfolio counselors, I think it’s pretty clear that each of us brings something different to the table. Our varied backgrounds have shaped our individual investment approaches, which, in turn, influence the choices each of us makes for the fund. For instance, my background is as an economist, so when I think about investing I look first to the economy. I try to develop a view of how it might look in the coming months and years and how that will affect earnings and stock prices. Based on that view, I then look to areas of the market that I think will benefit from a certain economic outcome. This often means I have views that differ from the market consensus and end up focusing on sectors that may be out of favor.

Ron: In my case, I have more than three decades of experience as an analyst covering consumer products companies. Having seen bubbles, busts and numerous economic cycles, I’ve developed a solid understanding of that area of the market. Since I feel at home there, it’s probably fair to say that consumer goods companies are typically going to be a part of my portfolio.

Mike: I’m a geophysicist by training and for many years I worked in the oil and gas industry doing exploration. When I entered the investment business, I did so as an energy analyst so I have a well-developed understanding of that sector. In addition, I know the commodities area very well, as does Jim Drasdo, who was an analyst in the chemical industry for many years and is the fund’s longest tenured portfolio counselor.

Brady: I also was a research analyst, but rather than focusing on a specific industry, I was more of a generalist. This led me to look at things on the level of individual companies rather than taking a more macroeconomic approach. I think good ideas come in all shapes and sizes so I’m less inclined to rely on a view of something like interest rates or currency values, for instance, when thinking about potential investments.

Room for everyone

Mike: Fortunately, the multiple portfolio counselor system accommodates all our viewpoints, since it allows us to build our individual pieces of the portfolio according to our own preferences. Each of those pieces will look different, but taken together they’ll comprise a diverse group of holdings that serve the fund’s growth, income and risk management objectives.

Dina: Taking a more macroeconomic focus often leads me to invest in unloved and unwanted stocks as well as stocks that are, for whatever reason, undervalued. This group often includes cyclicals —companies whose fortunes are, to a large degree, linked to the ebb and flow of an economic cycle. One example would be agricultural equipment. I like to invest in these companies when the prices of commodities like corn and soybeans are low and global inventories have been drawn down. Such conditions generally weaken demand for equipment and keep stock prices depressed. But eventually, because of weather or forces within the market, supply will tighten and commodity prices will turn around. When they do, farm income will rise, farmers will buy more equipment and the stock prices of equipment manufacturers will generally benefit. Analyzing the data helps me determine the opportune time to invest.

[Begin Photo Caption]
[photo of Brady Enright]
Portfolio counselor: Brady Enright
Years of investment experience: 14*
Years with American Funds: 9*

*As of March 2006.
[End Photo Caption]

Ron: Given my background, it’s fair to say that my portion will typically exhibit a bias toward consumer stocks. But I also tend to create a portfolio that looks a little like a barbell, with concentrations in a couple of disparate sectors. For that nonconsumer concentration I tend to look for industries that are growing rapidly, often as a result of where we are in the economic cycle. I would point to energy and metals as areas that I, and a number of my colleagues, became interested in a couple of years ago and that benefited the fund. Also, while I’m certainly value-conscious, I’m not afraid to “pay up” for a good growth company, like Google, for instance, with a business plan and management that I like a lot.

Brady: When things start to change, that means opportunities are being created. So when it comes to thinking about building my piece of the portfolio, my antennae are up for situations where there seems to be change occurring. The market seems to value companies correctly when you’re talking about stable situations, but when things are in flux, there is a broader range of potential outcomes, so I try to dig in and understand those situations better. Because change takes place across the entire economy, I’m drawn to a variety of industries and companies; I tend to drill down and find businesses I feel that I can understand and that I believe have the potential to create a lot of value over time.

Mike: Given my area of expertise, energy and commodities figure prominently among my investments. But I think it’s very important to emphasize that even though each of us has, to one degree or another, formed opinions about the economy and developed an investment philosophy we’re trying to fulfill in our slices of the portfolio, we don’t blindly invest in sectors or according to a single investment thesis. We do fundamentals-based, bottom-up research on every potential investment. If there is an attractively valued, well-managed company that represents a long-term opportunity, we may go ahead and invest even if it doesn’t quite fit in with our overall outlook on the economy or a particular industry. I believe it’s these bottom-up investment ideas that are so crucial to our success.

Finding the right idea

Dina: When it comes to finding investment ideas, whether they’re the kind Mike mentioned or ones that more closely match our points of view, we all rely on the research capability of the fund’s investment professionals. Whether it’s conference calls, meetings, research reports or retreats, there are so many ways to come into contact with investment ideas, as well as information that helps strengthen our convictions.

[Begin Photo Caption]
[photo of Mike Kerr]
Portfolio counselor: Mike Kerr
Years of investment experience: 23*
Years with American Funds: 21*

*As of March 2006.

[End Photo Caption]

[Begin Sidebar]
[photo of a two stacks of books on a table]
“If our fundamentals-based, bottom-up research uncovers an attractively valued, well-managed company that represents a long-term opportunity, I may go ahead and invest even if it doesn’t quite fit in with my overall outlook on the economy or a particular industry.”

Mike Kerr
[End Sidebar]

Mike: Every single day you come into the office, there are multiple investment recommendations coming at you from our analysts around the world. Whenever one of them meets with a contact at one of the companies he or she covers, they issue what we call investment notes. So in relatively real time, we’re getting tidbits of information that help us stay on top of companies and industries. There’s also lots of one-on-one communication with analysts.

Terry: From an analyst’s standpoint, frequent communication helps us understand how portfolio counselors think about things and what they’re looking for at a given moment in time. For example, if a portfolio counselor tells me they have limited interest in technology right now, I’m not going to knock on their door recommending semiconductor stocks. Whereas other times they might say, “I’ve been thinking that we may be moving into a high inflationary environment and if you have companies that you believe would do well in that environment, please let me know.” I would then reflect on this and perhaps conclude that certain hotel stocks might suit their outlook.

[Begin Photo Caption]
[photo of Terry McGuire]
Research analyst and RP coordinator: Terry McGuire
Years of investment experience: 7*
Years with American Funds: 7*

*As of March 2006.
[End Photo Caption]

[Begin Sidebar]
Strengthened by six perspectives

The investment method employed by Fundamental Investors is known as the multiple portfolio counselor system. This approach divides assets into slices, each of which is independently managed — according to the fund’s objectives — by one of the fund’s investment professionals. Another slice, known as the research portfolio or “RP,” is managed by the fund’s research analysts.

Because each portfolio counselor oversees only a fraction of assets, he or she can be extremely selective when making investment choices. Generally, each is invested in only a few dozen companies at a time: thoroughly-researched opportunities matched to an individualized investment perspective.

When the six slices — those of Fundamental Investors’ five portfolio counselors plus the RP — are combined, the fund’s overall portfolio often comprises investments in nearly 200 different companies. Perhaps most importantly, these holdings represent the diverse perspectives and highest conviction ideas of the fund’s investment professionals. Historically, this has tended to smooth out the peaks and valleys of investing and helped deliver consistent long-term results for shareholders.

[Pie chart with six slices, one of which is separated from the pie. Portfolio counselors represent the five slices and Research portfolio, Global equity analysts, represent the one separated slice]
[End Sidebar]

[Begin Sidebar]
“Frequent communication helps research analysts understand how portfolio counselors think about things and what kinds of investment opportunities they may be looking for at a given moment in time.”

Terry McGuire
[photo of a jigsaw puzzle with one piece missing]
[End Sidebar]

[Begin Photo Caption]
[photo of Ron Morrow]
Portfolio counselor: Ron Morrow
Years of investment experience: 38*
Years with American Funds: 9*

*As of March 2006.
[End Photo Caption]

Getting to know companies

Ron: Obviously, we rely heavily on the recommendations and research of our analysts. But when rounding out our views, we’re also very fortunate in that we’re able to meet with top management from almost all the companies our analysts cover. By sitting down with the people who run the businesses and trying to understand what they are all about and whether they see opportunities the way we do, we gain insight into their thinking and formulate opinions that allow us to act with conviction. There’s no substitute for that. Moreover, Capital’s standing within the investment world often enables us to interview a company’s suppliers, customers and competitors as well. We’re sharpening our own analysis by getting the perspectives of others.

Brady: We also go on the road with analysts. A few months back, a group of my colleagues and I spent several days in Taiwan and Tokyo. We visited numerous companies and came away with a number of interesting ideas — some pertaining to the companies themselves, others relating to their competitors and the economies of the countries. You take in a lot of information that you’re able to think about and discuss with colleagues, which is extremely valuable.

Dina: We understand the importance of leveraging not just the knowledge of the fund’s analysts, but of our fellow portfolio counselors as well. If Ron gets interested in a particular consumer products company, or Jim has a thesis on the materials sector, I pay attention. The opinions of my fellow portfolio counselors carry a great deal of weight with me.

Ensuring collaboration

Mike: In addition to informal interactions, we have another invaluable tool that fosters communication, particularly between the portfolio counselors and analysts. And that’s the research portfolio or “RP.” The RP is a slice of the fund’s assets that is managed directly by the fund’s research analysts. This means that analysts not only recommend companies within the sectors they cover, they invest in them. This is highly unusual within the mutual fund industry.

Terry: The RP is the place where analysts can really indicate the strength of our convictions in some of the companies we cover. When we build or reduce a position in the RP, it sends a signal to the portfolio counselors and often initiates a discussion. It creates a link between us and makes us partners in the process. In addition, the RP adds yet another perspective to the fund — one made up entirely of extremely high-conviction ideas. That increases the portfolio’s diversity.

Dina: That diversity is welcome since we strive to have many different ideas and opinions represented in Fundamental Investors. Some of them are going to be right and some are not, but it’s good to know that, in all likelihood, they’re not all going to be wrong at the same time. And given that one of our primary objectives is managing investment risk for shareholders, that’s good to know.

Summary investment portfolio, December 31, 2005

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
(percent of
Industry sector diversification	net assets)

Energy	17.76%
Industrials	12.68
Financials	12.36
Information Technology	10.42
Materials	9.00
Other industries	33.75
Convertible securities	0.41
Bonds & notes	0.05
Short-term securities & other assets less liabilities	3.57
[end pie chart]
	Shares	Market	Percent
	amount	value	of net
Common stocks - 95.97%		(000)	assets

Energy - 17.76%
Suncor Energy Inc.	18,550,712	$1,169,911	4.16%
Royal Dutch Shell PLC, Class A (ADR)	7,440,000	457,486	1.63
Halliburton Co.	6,000,000	371,760	1.32
Norsk Hydro ASA	2,168,000	222,542
Norsk Hydro ASA (ADR)	700,000	72,226	1.05
Baker Hughes Inc.	4,828,000	293,446	1.04
OAO LUKOIL (ADR)	4,700,000	277,300.99
CONSOL Energy Inc. (1)	3,700,000	241,166.86
Burlington Resources Inc.	2,781,000	239,722.85
Chevron Corp.	4,185,674	237,621.84
Murphy Oil Corp.	4,063,000	219,361.78
Other securities		1,193,474	4.24
		4,996,015	17.76

Industrials - 12.68%
Deere & Co.	5,500,000	374,605	1.33
Union Pacific Corp.	4,200,000	338,142	1.20
Caterpillar Inc.	5,400,000	311,958	1.11
General Electric Co.	7,400,000	259,370.92
Deutsche Post AG	8,945,000	216,663.77
Mitsubishi Corp.	9,490,000	209,924.75
Boeing Co.	2,900,000	203,696.72
General Dynamics Corp.	1,772,900	202,199.72
Tyco International Ltd.	6,830,000	197,114.70
Parker Hannifin Corp.	2,800,000	184,688.66
Other securities		1,069,283	3.80
		3,567,642	12.68

Financials - 12.36%
Washington Mutual, Inc.	8,580,000	373,230	1.32
Citigroup Inc.	7,130,000	346,019	1.23
Freddie Mac	3,225,000	210,754.75
Fannie Mae	4,317,800	210,752.75
Allied Irish Banks, PLC	9,600,000	204,938.73
Other securities		2,132,385	7.58
		3,478,078	12.36

Information technology - 10.42%
Microsoft Corp.	21,725,000	568,109	2.02
Texas Instruments Inc.	11,713,024	375,637	1.34
International Business Machines Corp.	3,050,000	250,710.89
Automatic Data Processing, Inc.	4,600,000	211,094.75
Intersil Corp., Class A	7,475,000	185,978.66
Other securities		1,339,342	4.76
		2,930,870	10.42

Materials - 9.00%
BHP Billiton Ltd.	17,995,030	300,326	1.07
Dow Chemical Co.	6,836,700	299,584	1.07
Alcoa Inc.	8,773,800	259,441.92
Rio Tinto PLC	5,066,709	231,188.82
Weyerhaeuser Co.	3,183,000	211,160.75
Freeport-McMoRan Copper & Gold Inc., Class B	3,500,000	188,300.67
Other securities		1,041,819	3.70
		2,531,818	9.00

Health care - 8.62%
Roche Holding AG	2,965,000	444,761	1.58
Merck & Co., Inc.	8,800,000	279,928	1.00
Abbott Laboratories	6,710,000	264,575.94
Eli Lilly and Co.	4,070,000	230,321.82
Sanofi-Aventis	2,192,600	191,896.68
Other securities		1,014,071	3.60
		2,425,552	8.62

Consumer discretionary - 8.46%
Lowe's Companies, Inc.	6,015,000	400,960	1.42
Target Corp.	5,790,000	318,276	1.13
Time Warner Inc.	15,925,000	277,732.99
Limited Brands, Inc.	10,815,980	241,737.86
Other securities		1,142,030	4.06
		2,380,735	8.46

Consumer staples - 5.26%
Altria Group, Inc.	8,274,800	618,293	2.20
Other securities		862,069	3.06
		1,480,362	5.26

Utilities - 4.35%
Dominion Resources, Inc.	3,390,000	261,708.93
Questar Corp.	3,000,000	227,100.81
Other securities		734,927	2.61
		1,223,735	4.35

Telecommunication services - 4.12%
AT&T Inc.	17,545,622	429,692	1.53
BellSouth Corp.	7,100,000	192,410.68
Other securities		535,875	1.91
		1,157,977	4.12

Miscellaneous - 2.94%
Other common stocks in initial period of acquisition		825,633	2.94

Total common stocks (cost: $20,024,817,000)		26,998,417	95.97

Convertible securities - 0.41%

Total convertible securities (cost: $89,301,000)		116,317.41

Bonds & notes - 0.05%

Total bonds & notes (cost: $14,967,000)		14,571.05

	Principal
	amount
Short-term securities - 3.27%	(000)

General Electric Capital Corp. 4.20% due 1/3/2006	$34,000	33,984.12
CAFCO, LLC 4.36% due 2/23/2006 (1)	25,000	24,836.09
Cloverleaf International Holdings, SA 4.22% due 1/30/2006 (1)	17,200	17,140.06
Other securities		842,624	3.00

Total short-term securities (cost: $918,573,000)		918,584	3.27

Total investment securities (cost: $21,047,658,000)		28,047,889	99.70
Other assets less liabilities		84,753.30

Net assets		$28,132,642	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnote to the summary investment portfolio applies to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $887,482,000 which represented 3.15% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2005	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $21,047,658)		$28,047,889
Cash		104
Receivables for:
Sales of investments	$4,499
Sales of fund's shares	86,400
Dividends and interest	42,562	133,461
		28,181,454
Liabilities:
Payables for:
Purchases of investments	1,880
Repurchases of fund's shares	26,180
Investment advisory services	5,667
Services provided by affiliates	8,750
Deferred directors' compensation	1,577
Other fees and expenses	4,758	48,812
Net assets at December 31, 2005		$28,132,642

Net assets consist of:
Capital paid in on shares of capital stock		$21,278,567
Undistributed net investment income		85,236
Accumulated net realized loss		(226,915)
Net unrealized appreciation		6,995,754
Net assets at December 31, 2005		$28,132,642

Total authorized capital stock - 1,000,000 shares, $1.00 par value (794,857 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share (1)

Class A	$24,390,549	688,980	$35.40
Class B	1,090,118	30,855	35.33
Class C	775,834	21,981	35.30
Class F	661,951	18,707	35.39
Class 529-A	231,217	6,535	35.38
Class 529-B	39,552	1,118	35.37
Class 529-C	71,113	2,011	35.37
Class 529-E	11,571	327	35.36
Class 529-F	4,862	137	35.36
Class R-1	10,688	303	35.31
Class R-2	154,959	4,391	35.29
Class R-3	219,614	6,213	35.35
Class R-4	205,239	5,805	35.36
Class R-5	265,375	7,494	35.41
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $37.56 and $37.54, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2005	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $14,109)	$533,209
Interest	60,165	$593,374

Fees and expenses:(1)
Investment advisory services	67,323
Distribution services	74,628
Transfer agent services	20,671
Administrative services	3,917
Reports to shareholders	779
Registration statement and prospectus	615
Postage, stationery and supplies	2,252
Directors' compensation	450
Auditing and legal	155
Custodian	1,868
State and local taxes	1
Other	275
Total fees and expenses before reimbursements/waivers	172,934
Less reimbursement/waiver of fees and expenses:
Investment advisory services	5,938
Administrative services	231
Total fees and expenses after reimbursements/waivers		166,765
Net investment income		426,609

Net realized gain and change in unrealized
appreciation on investments
and non-U.S. currency:
Net realized gain (loss) on:
Investments	592,418
Non-U.S. currency transactions	(1,912)	590,506
Net change in unrealized appreciation on:
Investments	1,849,893
Non-U.S. currency translations	(132)	1,849,761
Net realized gain and
change in unrealized appreciation
on investments and non-U.S. currency		2,440,267
Net increase in net assets resulting
from operations		$2,866,876

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended December 31
	2005	2004
Operations:
Net investment income	$426,609	$438,828
Net realized gain on investments and
non-U.S. currency transactions	590,506	611,565
Net change in unrealized appreciation
on investments and non-U.S. currency translations	1,849,761	1,889,494
Net increase in net assets
resulting from operations	2,866,876	2,939,887

Dividends paid to shareholders from net
investment income and non-U.S. currency gains	(440,865)	(404,177)

Capital share transactions	1,489,209	497,675

Total increase in net assets	3,915,220	3,033,385

Net assets:
Beginning of year	24,217,422	21,184,037
End of year (including undistributed
net investment income: $85,236 and $100,738, respectively)	$28,132,642	$24,217,422

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization -Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica®  savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments. The realized gain or loss and change in unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. withholding taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. As of December 31, 2005, non-U.S. taxes provided on unrealized gains were $4,432,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. As of December 31, 2005, the cost of investment securities for federal income tax purposes was $21,058,110,000.

During the year ended December 31, 2005, the fund reclassified $1,189,000 from undistributed net investment income to undistributed net realized gains; and reclassified $57,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2005 the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency gains	$86,813
Short-term capital loss deferrals	(216,463)
Gross unrealized appreciation on investment securities	7,698,696
Gross unrealized depreciation on investment securities	(708,917)
Net unrealized appreciation on investment securities	6,989,779

Short-term capital loss deferrals above include a capital loss carryforward of $216,463,000 expiring in 2011. During the year ended December 31, 2005, the fund realized, on a tax basis, a net capital gain of $590,978,000, which was offset by the utilization of capital loss carryforwards. The remaining capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

	Year ended December 31
Share class	2005	2004
Class A	$398,335	$372,550
Class B	10,375	9,991
Class C	6,729	5,262
Class F	9,749	7,307
Class 529-A	3,286	2,122
Class 529-B	312	234
Class 529-C	553	363
Class 529-E	137	89
Class 529-F	68	30
Class R-1	90	51
Class R-2	1,327	831
Class R-3	2,603	1,486
Class R-4	2,838	1,232
Class R-5	4,463	2,629
Total	$440,865	$404,177

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.240% on such assets in excess of $27 billion. CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended December 31, 2005, total investment advisory services fees waived by CRMC were $5,938,000. As a result, the fee shown on the accompanying financial statements of $67,323,000, which was equivalent to an annualized rate of 0.266%, was reduced to $61,385,000, or 0.243% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2005, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended December 31, 2005, the total administrative services fees paid by CRMC were $2,000 and $229,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended December 31, 2005, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$53,469	$19,717	Not applicable	Not applicable	Not applicable
Class B	9,984	954	Not applicable	Not applicable	Not applicable
Class C	6,408	Included in administrative services	$912	$146	Not applicable
Class F	1,302		568	66	Not applicable
Class 529-A	326		201	26	$ 180
Class 529-B	334		38	14	34
Class 529-C	557		62	19	56
Class 529-E	45		10	1	3
Class 529-F	2		3	-*	9
Class R-1	85		12	6	Not applicable
Class R-2	916		183	556	Not applicable
Class R-3	841		245	130	Not applicable
Class R-4	359		215	7	Not applicable
Class R-5	Not applicable		211	4	Not applicable
Total	$74,628	$20,671	$2,660	$975	$282
* Amount less than one thousand.

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $450,000, shown on the accompanying financial statements, includes $292,000 in current fees (either paid in cash or deferred) and a net increase of $158,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends		Repurchases(1)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2005
Class A	$3,005,984	90,443	$375,768	11,039	$(2,648,000)	(80,442)	$733,752	21,040
Class B	109,936	3,324	9,966	289	(95,999)	(2,920)	23,903	693
Class C	218,924	6,608	6,422	186	(79,167)	(2,409)	146,179	4,385
Class F	244,749	7,340	8,448	247	(106,338)	(3,245)	146,859	4,342
Class 529-A	72,664	2,186	3,286	96	(9,106)	(273)	66,844	2,009
Class 529-B	7,547	228	312	9	(942)	(28)	6,917	209
Class 529-C	23,294	702	553	16	(3,668)	(111)	20,179	607
Class 529-E	3,417	103	137	4	(312)	(10)	3,242	97
Class 529-F	2,261	68	68	2	(214)	(7)	2,115	63
Class R-1	5,776	176	89	3	(2,202)	(66)	3,663	113
Class R-2	71,936	2,187	1,327	38	(24,346)	(735)	48,917	1,490
Class R-3	110,345	3,339	2,595	76	(35,242)	(1,065)	77,698	2,350
Class R-4	130,964	4,035	2,837	83	(26,250)	(795)	107,551	3,323
Class R-5	152,129	4,640	4,015	117	(54,754)	(1,618)	101,390	3,139
Total net increase
(decrease)	$4,159,926	125,379	$415,823	12,205	$(3,086,540)	(93,724)	$1,489,209	43,860

Year ended December 31, 2004
Class A	$2,128,875	71,901	$351,340	11,834	$(2,413,347)	(81,685)	$66,868	2,050
Class B	110,433	3,739	9,629	320	(86,500)	(2,936)	33,562	1,123
Class C	147,896	5,005	5,035	167	(57,179)	(1,947)	95,752	3,225
Class F	187,702	6,362	6,418	216	(88,450)	(2,984)	105,670	3,594
Class 529-A	46,582	1,571	2,122	71	(5,035)	(170)	43,669	1,472
Class 529-B	8,121	274	234	8	(586)	(20)	7,769	262
Class 529-C	15,730	531	363	12	(2,040)	(68)	14,053	475
Class 529-E	2,339	79	89	3	(190)	(6)	2,238	76
Class 529-F	1,251	42	31	1	(222)	(8)	1,060	35
Class R-1	4,263	146	51	1	(915)	(31)	3,399	116
Class R-2	52,680	1,793	831	28	(14,324)	(486)	39,187	1,335
Class R-3	68,710	2,325	1,481	49	(23,310)	(791)	46,881	1,583
Class R-4	44,674	1,514	1,233	42	(22,061)	(723)	23,846	833
Class R-5	27,580	928	2,298	78	(16,157)	(550)	13,721	456
Total net increase
(decrease)	$2,846,836	96,210	$381,155	12,830	$(2,730,316)	(92,405)	$497,675	16,635

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $7,625,604,000 and $5,699,726,000, respectively, during the year ended December 31, 2005.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements / waivers		Ratio of expenses to average net assets after reimbursements / waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 12/31/2005	$32.25	$.58	$3.16	$3.74	$(.59)	$-	$(.59)	$35.40	11.68%	$24,390			.62%		.60%		1.75%
Year ended 12/31/2004	28.85	.61	3.35	3.96	(.56)	-	(.56)	32.25	13.91	21,543			.63		.63		2.05
Year ended 12/31/2003	22.23	.50	6.52	7.02	(.40)	-	(.40)	28.85	31.96	19,212			.66		.66		2.08
Year ended 12/31/2002	27.45	.42	(5.14)	(4.72)	(.50)	-	(.50)	22.23	(17.34)	15,201			.67		.67		1.68
Year ended 12/31/2001	31.16	.40	(3.34)	(2.94)	(.40)	(.37)	(.77)	27.45	(9.55)	19,331			.65		.65		1.41
Class B:
Year ended 12/31/2005	32.19	.33	3.15	3.48	(.34)	-	(.34)	35.33	10.84	1,090			1.39		1.36		.99
Year ended 12/31/2004	28.80	.38	3.35	3.73	(.34)	-	(.34)	32.19	13.03	971			1.40		1.39		1.29
Year ended 12/31/2003	22.19	.31	6.51	6.82	(.21)	-	(.21)	28.80	30.97	836			1.44		1.44		1.30
Year ended 12/31/2002	27.40	.23	(5.14)	(4.91)	(.30)	-	(.30)	22.19	(17.97)	618			1.45		1.45		.91
Year ended 12/31/2001	31.12	.18	(3.34)	(3.16)	(.19)	(.37)	(.56)	27.40	(10.24)	653			1.42		1.42		.64
Class C:
Year ended 12/31/2005	32.17	.30	3.15	3.45	(.32)	-	(.32)	35.30	10.76	776			1.45		1.43		.91
Year ended 12/31/2004	28.78	.37	3.34	3.71	(.32)	-	(.32)	32.17	12.96	566			1.47		1.46		1.24
Year ended 12/31/2003	22.17	.30	6.51	6.81	(.20)	-	(.20)	28.78	30.93	413			1.50		1.50		1.23
Year ended 12/31/2002	27.39	.21	(5.14)	(4.93)	(.29)	-	(.29)	22.17	(18.06)	266			1.50		1.50		.86
Period from 3/15/2001 to 12/31/2001	28.52	.11	(1.13)	(1.02)	(.11)	-	(.11)	27.39	(3.60)	203			1.55	(5)	1.55	(5)	.49	(5)
Class F:
Year ended 12/31/2005	32.24	.57	3.16	3.73	(.58)	-	(.58)	35.39	11.64	662			.66		.63		1.71
Year ended 12/31/2004	28.84	.59	3.35	3.94	(.54)	-	(.54)	32.24	13.84	463			.70		.70		2.02
Year ended 12/31/2003	22.22	.49	6.52	7.01	(.39)	-	(.39)	28.84	31.92	311			.71		.71		2.02
Year ended 12/31/2002	27.44	.40	(5.14)	(4.74)	(.48)	-	(.48)	22.22	(17.38)	203			.72		.72		1.65
Period from 3/15/2001 to 12/31/2001	28.56	.28	(1.12)	(.84)	(.28)	-	(.28)	27.44	(2.97)	153			.74	(5)	.74	(5)	1.31	(5)
Class 529-A:
Year ended 12/31/2005	32.24	.55	3.15	3.70	(.56)	-	(.56)	35.38	11.60	231			.70		.67		1.66
Year ended 12/31/2004	28.84	.59	3.34	3.93	(.53)	-	(.53)	32.24	13.77	146			.73		.72		2.00
Year ended 12/31/2003	22.22	.50	6.52	7.02	(.40)	-	(.40)	28.84	31.99	88			.68		.68		2.03
Period from 2/15/2002 to 12/31/2002	26.71	.33	(4.34)	(4.01)	(.48)	-	(.48)	22.22	(15.16)	39			.76	(5)	.76	(5)	1.64	(5)
Class 529-B:
Year ended 12/31/2005	32.23	.27	3.16	3.43	(.29)	-	(.29)	35.37	10.66	40			1.54		1.52		.82
Year ended 12/31/2004	28.83	.33	3.35	3.68	(.28)	-	(.28)	32.23	12.83	29			1.59		1.59		1.13
Year ended 12/31/2003	22.22	.27	6.52	6.79	(.18)	-	(.18)	28.83	30.74	19			1.61		1.61		1.10
Period from 2/19/2002 to 12/31/2002	26.27	.16	(3.91)	(3.75)	(.30)	-	(.30)	22.22	(14.35)	8			1.62	(5)	1.62	(5)	.77	(5)
Class 529-C:
Year ended 12/31/2005	32.23	.27	3.16	3.43	(.29)	-	(.29)	35.37	10.68	71			1.53		1.51		.83
Year ended 12/31/2004	28.83	.34	3.34	3.68	(.28)	-	(.28)	32.23	12.84	45			1.58		1.58		1.14
Year ended 12/31/2003	22.22	.27	6.52	6.79	(.18)	-	(.18)	28.83	30.75	27			1.60		1.60		1.11
Period from 2/15/2002 to 12/31/2002	26.71	.16	(4.34)	(4.18)	(.31)	-	(.31)	22.22	(15.74)	11			1.60	(5)	1.60	(5)	.79	(5)
Class 529-E:
Year ended 12/31/2005	32.23	.44	3.15	3.59	(.46)	-	(.46)	35.36	11.24	12			1.02		.99		1.34
Year ended 12/31/2004	28.83	.49	3.35	3.84	(.44)	-	(.44)	32.23	13.40	7			1.06		1.05		1.66
Year ended 12/31/2003	22.21	.40	6.52	6.92	(.30)	-	(.30)	28.83	31.42	4			1.08		1.08		1.61
Period from 3/7/2002 to 12/31/2002	28.13	.26	(5.85)	(5.59)	(.33)	-	(.33)	22.21	(19.92)	2			1.07	(5)	1.07	(5)	1.35	(5)
Class 529-F:
Year ended 12/31/2005	32.22	.59	3.15	3.74	(.60)	-	(.60)	35.36	11.68	5			.58		.56		1.76
Year ended 12/31/2004	28.82	.58	3.33	3.91	(.51)	-	(.51)	32.22	13.73	2			.81		.80		1.95
Year ended 12/31/2003	22.22	.45	6.52	6.97	(.37)	-	(.37)	28.82	31.72	1			.82		.82		1.81
Period from 9/23/2002 to 12/31/2002	21.22	.12	1.08	1.20	(.20)	-	(.20)	22.22	5.65	-		(6)	.22		.22		.51

Class R-1:
Year ended 12/31/2005	$32.18	$.29	$3.16	$3.45	$(.32)	$-	$(.32)	$35.31	10.74%	$11			1.50%		1.46%		.88%
Year ended 12/31/2004	28.79	.37	3.33	3.70	(.31)	-	(.31)	32.18	12.92	6			1.53		1.49		1.26
Year ended 12/31/2003	22.19	.27	6.54	6.81	(.21)	-	(.21)	28.79	30.90	2			1.70		1.50		1.08
Period from 6/19/2002 to 12/31/2002	26.04	.13	(3.75)	(3.62)	(.23)	-	(.23)	22.19	(13.91)	-		(6)	4.20	(5)	1.50	(5)	1.11	(5)
Class R-2:
Year ended 12/31/2005	32.17	.30	3.14	3.44	(.32)	-	(.32)	35.29	10.73	155			1.64		1.43		.91
Year ended 12/31/2004	28.77	.38	3.34	3.72	(.32)	-	(.32)	32.17	13.02	93			1.76		1.45		1.29
Year ended 12/31/2003	22.18	.30	6.51	6.81	(.22)	-	(.22)	28.77	30.93	45			1.94		1.46		1.19
Period from 5/21/2002 to 12/31/2002	27.39	.14	(5.13)	(4.99)	(.22)	-	(.22)	22.18	(18.22)	7			1.64	(5)	1.46	(5)	1.05	(5)
Class R-3:
Year ended 12/31/2005	32.21	.45	3.16	3.61	(.47)	-	(.47)	35.35	11.26	220			1.01		.98		1.35
Year ended 12/31/2004	28.82	.50	3.33	3.83	(.44)	-	(.44)	32.21	13.41	125			1.05		1.04		1.69
Year ended 12/31/2003	22.21	.40	6.52	6.92	(.31)	-	(.31)	28.82	31.45	66			1.10		1.08		1.60
Period from 6/4/2002 to 12/31/2002	26.66	.18	(4.38)	(4.20)	(.25)	-	(.25)	22.21	(15.75)	11			1.13	(5)	1.08	(5)	1.41	(5)
Class R-4:
Year ended 12/31/2005	32.22	.55	3.16	3.71	(.57)	-	(.57)	35.36	11.61	205			.69		.66		1.66
Year ended 12/31/2004	28.83	.60	3.33	3.93	(.54)	-	(.54)	32.22	13.85	80			.69		.69		2.04
Year ended 12/31/2003	22.21	.48	6.53	7.01	(.39)	-	(.39)	28.83	31.91	48			.71		.71		1.94
Period from 7/25/2002 to 12/31/2002	21.75	.22	.55	.77	(.31)	-	(.31)	22.21	3.51	7			.34		.32		.96
Class R-5:
Year ended 12/31/2005	32.26	.65	3.17	3.82	(.67)	-	(.67)	35.41	11.94	265			.39		.36		1.96
Year ended 12/31/2004	28.86	.68	3.35	4.03	(.63)	-	(.63)	32.26	14.19	141			.39		.39		2.31
Year ended 12/31/2003	22.23	.56	6.53	7.09	(.46)	-	(.46)	28.86	32.34	112			.39		.39		2.30
Period from 5/15/2002 to 12/31/2002	27.62	.28	(5.34)	(5.06)	(.33)	-	(.33)	22.23	(18.34)	53			.40	(5)	.40	(5)	1.91	(5)

	Year ended December 31
	2005	2004	2003	2002	2001
Portfolio turnover rate for all classes of shares	24%	30%	31%	38%	29%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.
In addition, during the start-up period for the retirement plan share classes (except Class R-5),
CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Shareholders and Board of Directors of Fundamental Investors, Inc.:

We have audited the accompanying statement of assets and liabilities of Fundamental Investors, Inc. (the “Fund”), including the summary investment portfolio, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Investors, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
February 14, 2006

Tax information          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ended December 31, 2005.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates 100% of the dividends paid by the fund as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $381,709,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $2,029,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which was mailed in January 2006, to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their tax advisers.

Expense example            unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005, through December 31, 2005).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2005	Ending account value 12/31/2005	Expenses paid during period1	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,107.81	$3.13	.59%
Class A -- assumed 5% return	1,000.00	1,022.23	3.01	.59
Class B -- actual return	1,000.00	1,103.53	7.16	1.35
Class B -- assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class C -- actual return	1,000.00	1,103.41	7.48	1.41
Class C -- assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class F -- actual return	1,000.00	1,108.13	3.14	.59
Class F -- assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 529-A -- actual return	1,000.00	1,107.57	3.40	.64
Class 529-A -- assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 529-B -- actual return	1,000.00	1,102.70	7.84	1.48
Class 529-B -- assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-C -- actual return	1,000.00	1,103.15	7.79	1.47
Class 529-C -- assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-E -- actual return	1,000.00	1,105.60	5.09	.96
Class 529-E -- assumed 5% return	1,000.00	1,020.37	4.89	.96
Class 529-F -- actual return	1,000.00	1,108.61	2.44	.46
Class 529-F -- assumed 5% return	1,000.00	1,022.89	2.35	.46
Class R-1 -- actual return	1,000.00	1,103.16	7.69	1.45
Class R-1 -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class R-2 -- actual return	1,000.00	1,103.06	7.53	1.42
Class R-2 -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-3 -- actual return	1,000.00	1,105.71	5.20	.98
Class R-3 -- assumed 5% return	1,000.00	1,020.27	4.99	.98
Class R-4 -- actual return	1,000.00	1,107.65	3.51	.66
Class R-4 -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class R-5 -- actual return	1,000.00	1,109.04	1.91	.36
Class R-5 -- assumed 5% return	1,000.00	1,023.39	1.84	.36

1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through August 31, 2006. The board approved the agreement following the recommendation of the fund’s Governance and Contracts Committee (the “committee”), which is comprised of all of the fund’s independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed— During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process— The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend approval of the agreement, the committee did not identify any single issue or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources— The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services— The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

3. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing both capital appreciation and income by investing primarily in common stocks of large, established companies that offer growth potential at reasonable prices. They reviewed the fund’s absolute investment results, and compared the fund’s total returns with the total returns of the Lipper Large-Cap Value Funds Index (the Lipper category that includes the fund), the Lipper Large-Cap Core Funds Index, the averages of the funds included in those indexes as of March 31, 2005, and the Standard & Poor’s 500 Composite Index. The board and the committee noted that the fund’s investment results exceeded all these comparative measures for 2004 and for the three-, five- and 10-year periods ended March 31, 2005, except the Large-Cap Value Funds Index for the five-year period.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the fund (each as a percentage of average net assets) with the median fee and expense levels of all other funds in the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index. The board and the committee observed that the fund’s advisory fees and total expenses had been below the median of all the other funds included in the indexes for the entire 10-year period ended on December 31, 2004. The board and the committee also noted the 5% advisory fee waiver that CRMC put into effect September 1, 2004, which was increased to 10% on April 1, 2005.

The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by the American Funds, these differences reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered the impact of the fund’s asset growth on advisory fee levels, noting the extent to which such fees are reduced through breakpoint discounts and the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, that each of the factors discussed above supported approval of the agreement, and that approval of the agreement was in the best interests of the fund and its shareholders.

Board of directors

“Non-interested” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 59	2003	Chairman of the Board and CEO, Ducommun Incorporated (aerospace components manufacturer)

Robert J. Denison, 64	2005	Chair, First Security Management (private investments)

Robert A. Fox, 68	1998	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Leonade D. Jones, 58	1998	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company

John G. McDonald, 68	1998	Professor of Finance, Graduate School of Business,
		Stanford University

Gail L. Neale, 71	1985	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Henry E. Riggs, 71	1989	President Emeritus, Keck Graduate Institute
Chairman of the Board		of Applied Life Sciences
(Independent and Non-Executive)

Patricia K. Woolf, Ph.D., 71	1998	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Non-interested” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Joseph C. Berenato, 59	6	Ducommun Incorporated

Robert J. Denison, 64	6	None

Robert A. Fox, 68	7	Chemtura Corporation

Leonade D. Jones, 58	6	None

John G. McDonald, 68	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

Gail L. Neale, 71	6	None

Henry E. Riggs, 71	4	None
Chairman of the Board
(Independent and Non-Executive)

Patricia K. Woolf, Ph.D., 71	6	First Energy Corporation

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

James F. Rothenberg, 59	1998	President and Director, Capital Research and
Vice Chairman of the Board		Management Company; Director, American Funds Distributors, Inc.;[5] Director, The Capital Group Companies, Inc.;[5] Director, Capital Group Research, Inc.[5]

Dina N. Perry, 60	1994	Senior Vice President, Capital Research and
President		Management Company

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

James F. Rothenberg, 59	2	None
Vice Chairman of the Board

Dina N. Perry, 60	1	None
President
The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

Other officers[6]

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with fund	of the fund[1]	the principal underwriter of the fund

Gordon Crawford, 59	1994	Senior Vice President and Director, Capital Research
Senior Vice President		and Management Company

Paul G. Haaga, Jr., 57	1994	Executive Vice President and Director, Capital
Senior Vice President		Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Michael T. Kerr, 46	1995	Vice President, Capital Research and Management
Senior Vice President		Company; Senior Vice President, Capital Research Company[5]

Martin Romo, 38	1999	Executive Vice President and Director, Capital
Senior Vice President		Research Company[5]

Ronald B. Morrow, 60	2004	Senior Vice President, Capital Research Company[5]
Vice President

Patrick F. Quan, 47	1989-1998	Vice President — Fund Business Management
Secretary	2000	Group, Capital Research and Management Company

Sheryl F. Johnson, 37	1998	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

David A. Pritchett, 39	1999	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.
6 All of the officers listed, except Martin Romo and Ronald B. Morrow, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Offices

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110-2804

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Fundamental Investors. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.76 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.83 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.03 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete December 31, 2005, portfolio of Fundamental Investors’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Fundamental Investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[Logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 75 years, we have sought to provide consistently superior long-term investment results for American Funds shareholders. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We buy stocks and bonds of well-managed companies at reasonable prices and hold them for the long term.

• An extensive global research effort
American Funds investment professionals search the world to gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed more than 45 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

29 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
> Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds       Capital Research and Management         Capital International          Capital Guardian             Capital Bank and Trust

Lit. No. MFGEAR-910-0206P

Litho in USA KBDA/GP/8056-S4703

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, San Francisco, California 94120.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Leonade D. Jones, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2004	$57,000
2005	$65,000
b) Audit-Related Fees:
2004	$8,000
2005	$8,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2004	$6,000
2005	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2004	none
2005	none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2004	$323,000
2005	$355,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2004	none
2005	none
d) All Other Fees:
2004	none
2005	$36,000
The other fees consist of consulting services related to the registrant’s compliance program.

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,126,000 for fiscal year 2004 and $925,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[Logo - American Funds ®]

Fundamental InvestorsSM
Investment portfolio

December 31, 2005

Common stocks — 95.97%	Shares	Market value (000)

ENERGY — 17.76%
Suncor Energy Inc.	18,550,712	$1,169,911
Royal Dutch Shell PLC, Class A (ADR)	7,440,000	457,486
Halliburton Co.	6,000,000	371,760
Norsk Hydro ASA	2,168,000	222,542
Norsk Hydro ASA (ADR)	700,000	72,226
Baker Hughes Inc.	4,828,000	293,446
AOA LUKOIL (ADR)	4,700,000	277,300
CONSOL Energy Inc.[1]	3,700,000	241,166
Burlington Resources Inc.	2,781,000	239,722
Chevron Corp.	4,185,674	237,621
Murphy Oil Corp.	4,063,000	219,361
Exxon Mobil Corp.	3,000,000	168,510
ConocoPhillips	2,390,000	139,050
Imperial Oil Ltd.	1,198,054	119,326
Schlumberger Ltd.	1,000,000	97,150
Reliance Industries Ltd.	4,900,000	96,900
Marathon Oil Corp.	1,525,000	92,979
Shell Canada Ltd.	2,538,600	91,818
Occidental Petroleum Corp.	1,000,000	79,880
Smith International, Inc.	2,100,000	77,931
Massey Energy Co.	2,011,700	76,183
Oil & Natural Gas Corp. Ltd.	2,425,000	63,321
Vintage Petroleum, Inc.	874,100	46,616
Cameco Corp.	500,000	31,735
CNX Gas Corp.[1,2,3]	575,000	12,075
		4,996,015

INDUSTRIALS — 12.68%
Deere & Co.	5,500,000	374,605
Union Pacific Corp.	4,200,000	338,142
Caterpillar Inc.	5,400,000	311,958
General Electric Co.	7,400,000	259,370
Deutsche Post AG	8,945,000	216,663
Mitsubishi Corp.	9,490,000	209,924
Boeing Co.	2,900,000	203,696
General Dynamics Corp.	1,772,900	202,199
Tyco International Ltd.	6,830,000	197,114
Parker Hannifin Corp.	2,800,000	184,688
Raytheon Co.	4,461,372	179,124
Emerson Electric Co.	2,200,000	164,340
Northrop Grumman Corp.	2,114,483	127,102
Mitsui & Co., Ltd.	8,000,000	102,720
American Standard Inc.	2,332,300	93,175
United Technologies Corp.	1,500,000	83,865
Illinois Tool Works Inc.	838,000	73,736
United Parcel Service, Inc., Class B	800,000	60,120
Avery Dennison Corp.	966,400	53,413
Waste Management, Inc.	1,700,000	51,595
Southwest Airlines Co.	1,500,000	24,645
Allied Waste Industries, Inc.[2]	2,500,000	21,850
Bombardier Inc., Class B	7,500,000	17,805
Lockheed Martin Corp.	248,200	15,793
		3,567,642

FINANCIALS — 12.36%
Washington Mutual, Inc.	8,580,000	373,230
Citigroup Inc.	7,130,000	346,019
Freddie Mac	3,225,000	210,754
Fannie Mae	4,317,800	210,752
Allied Irish Banks, PLC	9,600,000	204,938
Bank of Ireland	10,165,000	160,015
Irish Life & Permanent PLC	7,000,000	142,894
Berkshire Hathaway Inc., Class A2	1,600	141,792
AMP Ltd.	25,000,202	141,036
Equity Residential	3,000,000	117,360
Willis Group Holdings Ltd.	3,100,000	114,514
Cullen/Frost Bankers, Inc.	2,000,000	107,360
Mitsubishi Estate Co., Ltd.	3,750,000	77,867
Bank Hapoalim Ltd.	16,255,900	75,522
American International Group, Inc.	1,100,000	75,053
Genworth Financial, Inc., Class A	2,000,000	69,160
Bank of New York Co., Inc.	2,085,000	66,407
Marshall & Ilsley Corp.	1,490,000	64,130
Aon Corp.	1,767,400	63,538
CapitalSource Inc.	2,765,200	61,940
J.P. Morgan Chase & Co.	1,550,000	61,519
U.S. Bancorp	2,000,000	59,780
KBC Groupe SA	620,000	57,672
Marsh & McLennan Companies, Inc.	1,770,000	56,215
Commerce Bancorp, Inc.	1,593,800	54,843
Wells Fargo & Co.	870,000	54,662
St. George Bank Ltd.	2,450,279	53,315
Zions Bancorporation	575,000	43,447
Banco Popolare di Verona e Novara Scrl	2,000,000	40,425
State Street Corp.	700,000	38,808
Bank of America Corp.	756,800	34,926
Mellon Financial Corp.	902,700	30,917
City National Corp.	265,000	19,197
MI Developments Inc., Class A	500,000	17,190
National Bank of Canada	230,000	11,933
Fidelity National Financial, Inc.	313,600	11,537
Arthur J. Gallagher & Co.	240,000	7,411
		3,478,078

INFORMATION TECHNOLOGY — 10.42%
Microsoft Corp.	21,725,000	$568,109
Texas Instruments Inc.	11,713,024	375,637
International Business Machines Corp.	3,050,000	250,710
Automatic Data Processing, Inc.	4,600,000	211,094
Intersil Corp., Class A	7,475,000	185,978
Linear Technology Corp.	5,000,000	180,350
Google Inc., Class A2	400,000	165,944
Motorola, Inc.	7,156,080	161,656
Hitachi, Ltd.	20,000,000	134,757
Agilent Technologies, Inc.[2]	3,061,761	101,926
Sun Microsystems, Inc.[2]	24,000,000	100,560
Sabre Holdings Corp., Class A	2,645,304	63,778
Maxim Integrated Products, Inc.	1,750,000	63,420
ASML Holding NV2	2,500,000	49,969
Ceridian Corp.[2]	1,900,000	47,215
Microchip Technology Inc.	1,297,222	41,706
Hewlett-Packard Co.	1,343,700	38,470
Electronic Data Systems Corp.	1,400,000	33,656
CDW Corp.	545,000	31,375
Advanced Micro Devices, Inc.[2]	1,000,000	30,600
Corning Inc.[2]	1,520,000	29,883
Lam Research Corp.[2]	800,000	28,544
Murata Manufacturing Co., Ltd.	300,000	19,222
Rohm Co., Ltd.	150,000	16,311
		2,930,870

MATERIALS — 9.00%
BHP Billiton Ltd.	17,995,030	300,326
Dow Chemical Co.	6,836,700	299,584
Alcoa Inc.	8,773,800	259,441
Rio Tinto PLC	5,066,709	231,188
Weyerhaeuser Co.	3,183,000	211,160
Freeport-McMoRan Copper & Gold Inc., Class B	3,500,000	188,300
E.I. du Pont de Nemours and Co.	3,500,000	148,750
Mosaic Co.[2]	9,357,400	136,899
Sealed Air Corp.[2]	1,878,500	105,515
Falconbridge Ltd.	3,500,000	103,862
International Paper Co.	3,000,000	100,830
Potash Corp. of Saskatchewan Inc.	1,068,400	85,707
Inco Ltd.	1,632,300	71,119
Temple-Inland Inc.	1,500,000	67,275
CRH PLC	1,918,931	56,398
Placer Dome Inc.	1,550,000	35,542
L’Air Liquide	184,000	35,363
Lyondell Chemical Co.	1,450,000	34,539
USX-U.S. Steel Group	650,000	31,246
Phelps Dodge Corp.	200,000	28,774
		2,531,818

HEALTH CARE — 8.62%
Roche Holding AG	2,965,000	444,761
Merck & Co., Inc.	8,800,000	279,928
Abbott Laboratories	6,710,000	264,575
Eli Lilly and Co.	4,070,000	230,321
Sanofi-Aventis	2,192,600	191,896
Schering-Plough Corp.	7,500,000	156,375
Bristol-Myers Squibb Co.	5,350,000	122,943
WellPoint, Inc.[2]	1,490,000	118,887
Medco Health Solutions, Inc.[2]	1,663,000	92,795
CIGNA Corp.	725,000	80,983
McKesson Corp.	1,300,000	67,067
Guidant Corp.	1,000,000	64,750
Aetna Inc.	560,000	52,814
Medtronic, Inc.	850,000	48,935
Omnicare, Inc.	800,000	45,776
Amgen Inc.[2]	500,000	39,430
AstraZeneca PLC (Sweden)	500,000	24,436
AstraZeneca PLC (ADR)	190,600	9,263
Forest Laboratories, Inc.[2]	700,000	28,476
Wyeth	500,000	23,035
Martek Biosciences Corp.[2]	850,000	20,919
Cardinal Health, Inc.	250,000	17,187
		2,425,552

CONSUMER DISCRETIONARY — 8.46%
Lowe’s Companies, Inc.	6,015,000	400,960
Target Corp.	5,790,000	318,276
Time Warner Inc.	15,925,000	277,732
Limited Brands, Inc.	10,815,980	241,737
Toyota Motor Corp.	3,000,000	155,606
Best Buy Co., Inc.	2,883,000	125,353
Sony Corp.	2,700,000	110,297
Federated Department Stores, Inc.	1,500,000	99,495
Walt Disney Co.	4,000,000	95,880
Magna International Inc., Class A	1,199,300	86,326
Clear Channel Communications, Inc.	2,500,000	78,625
Comcast Corp., Class A2	2,500,000	64,900
Comcast Corp., Class A, special nonvoting stock[2]	500,000	12,845
Bridgestone Corp.	3,475,000	72,304
Starbucks Corp.[2]	2,090,000	62,721
General Motors Corp.	2,100,000	40,782
News Corp. Inc.	2,400,000	37,320
Applebee’s International, Inc.	1,500,000	33,885
Accor SA	605,000	33,244
Expedia, Inc.[2]	978,000	23,433
Discovery Holding Co., Class A2	595,000	9,014
		2,380,735

CONSUMER STAPLES — 5.26%
Altria Group, Inc.	8,274,800	618,293
PepsiCo, Inc.	2,800,000	165,424
Walgreen Co.	2,585,700	114,443
Procter & Gamble Co.	1,800,000	104,184
ConAgra Foods, Inc.	5,100,000	103,428
Bunge Ltd.	1,302,000	73,706
General Mills, Inc.	1,404,200	69,255
C&C Group PLC	8,357,900	53,379
Coca-Cola Co.	1,300,000	52,403
Avon Products, Inc.	1,740,000	49,677
Anheuser-Busch Companies, Inc.	800,000	34,368
Diageo PLC	1,539,200	22,286
Diageo PLC (ADR)	15,200	886
SYSCO Corp.	600,000	18,630
		1,480,362

UTILITIES — 4.35%
Dominion Resources, Inc.	3,390,000	261,708
Questar Corp.	3,000,000	227,100
Exelon Corp.	2,965,000	157,560
Veolia Environnement	3,059,100	138,352
FirstEnergy Corp.	1,618,000	79,266
DTE Energy Co.	1,606,900	69,402
Public Service Enterprise Group Inc.	1,000,000	64,970
Sempra Energy	1,000,000	44,840
FPL Group, Inc.	1,050,000	43,638
Pinnacle West Capital Corp.	997,300	41,238
E.ON AG	300,000	31,007
Cinergy Corp.	650,000	27,599
Tokyo Gas Co., Ltd.	6,025,000	26,757
Entergy Corp.	150,000	10,298
		1,223,735

TELECOMMUNICATION SERVICES — 4.12%
AT&T Inc.	17,545,622	429,692
BellSouth Corp.	7,100,000	192,410
Verizon Communications Inc.	4,700,000	141,564
Qwest Communications International Inc.[2]	24,000,000	135,600
Sprint Nextel Corp., Series 1	5,400,000	126,144
KDDI Corp.	15,000	86,448
Telefónica, SA	3,068,000	46,119
		1,157,977

MISCELLANEOUS — 2.94%
Other common stocks in initial period of acquisition		825,633

Total common stocks (cost: $20,024,817,000)		26,998,417

Convertible securities — 0.41%	Shares or principal amount

INFORMATION TECHNOLOGY — 0.15%
Advanced Micro Devices, Inc. 4.75% convertible debentures 2022[4]	$24,050,000	31,776
ASML Holding NV 5.50% convertible notes 2010	€6,000,000	9,534
		41,310

Convertible securities	Shares or principal amount	Market value (000)

FINANCIALS — 0.13%
Genworth Financial, Inc. 6.00% convertible preferred 2007	1,010,000 units	$38,441

MATERIALS — 0.13%
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred[1]	31,000	36,566

Total convertible securities (cost: $89,301,000)		116,317

Bonds & notes — 0.05%	Principal amount (000)

INDUSTRIALS — 0.05%
Southwest Airlines Co. 5.25% 2014	$15,000	14,571

Total bonds & notes (cost: $14,967,000)		14,571

Short-term securities — 3.27%

Variable Funding Capital Corp. 4.14%-4.365% due 1/11-2/28/2006[1]	115,000	114,576
Concentrate Manufacturing Co. of Ireland 4.14%-4.27% due 1/9-2/6/2006[1]	101,700	101,434
Park Avenue Receivables Co., LLC 4.25%-4.33% due 1/10-2/10/2006[1]	61,376	61,261
Preferred Receivables Funding Corp. 4.30%-4.34% due 1/27-2/2/06[1]	32,385	32,271
Federal Home Loan Bank 3.90%-4.25% due 1/6-3/8/2006	90,800	90,446
Pfizer Investment Capital PLC 4.105%-4.225% due 1/4-1/19/2006[1]	82,800	82,682
International Lease Finance Corp. 4.125% due 1/11/2006	50,000	49,940
Tennessee Valley Authority 4.06%-4.125% due 1/19-1/26/2006	45,000	44,886
HSBC Finance Corp. 4.23% due 1/17/2006	40,500	40,419
Wells Fargo Bank, N.A. 4.40% due 3/6/2006	40,000	39,997
General Electric Capital Corp. 4.20% due 1/3/2006	34,000	33,984
Ranger Funding Co. LLC 4.32% due 1/24/2006[1]	31,300	31,210
Atlantic Industries 4.28% due 2/8-2/10/2006[1]	31,100	30,955
BellSouth Corp. 4.09% due 1/23/2006[1]	25,000	24,934
CAFCO, LLC 4.36% due 2/23/2006[1]	25,000	24,836
Clipper Receivables Co., LLC 4.23% due 1/20/2006[1]	22,800	22,746
NetJets Inc.4.12% due 1/13/2006[1]	21,600	21,569
Cloverleaf International Holdings, SA 4.22% due 1/30/2006[1]	17,200	17,140
Federal Farm Credit Banks 4.03% due 1/25/2006	14,700	14,657
Hershey Co. 4.21% due 1/25/2006[1]	13,700	13,660
Scripps (E.W.) Co. 4.17% due 1/11/2006[1]	8,224	8,214
FCAR Owner Trust I 4.30% due 1/25/2006	6,600	6,580
Wal-Mart Stores Inc. 4.08% due 1/19/2006[1]	5,400	5,389
Avon Capital Corp. 4.27% due 1/4/2006[1]	4,800	4,798

Total short-term securities (cost: $918,573,000)		$918,584

Total investment securities (cost: $21,047,658,000)		28,047,889
Other assets less liabilities		84,753

Net assets		$28,132,642

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $887,482,000, which represented 3.15% of the net assets of the fund.
2Security did not produce income during the last 12 months.
3Valued under fair value procedures adopted by authority of the board of directors.
4Coupon rate may change periodically.

ADR = American Depositary Receipts

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
Fundamental Investors, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Fundamental Investors, Inc. (the “Fund”) as of December 31, 2005, and for the year then ended and have issued our report thereon dated February 14, 2006, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
February 14, 2006
Costa Mesa, California

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FUNDAMENTAL INVESTORS, INC.

By /s/ James F. Rothenberg
James F. Rothenberg, Vice Chairman and PEO

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James F. Rothenberg
James F. Rothenberg, Vice Chairman and PEO

Date: March 10, 2006

By /s/ Sheryl F. Johnson
Sheryl F. Johnson, Treasurer and PFO

Date: March 10, 2006